UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

JACKSAM CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 033-33263

NEVADA	46-3566284
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

30191 Avenida de Las Banderas Suite B Rancho Santa Margarita, CA	92688
(Address of principal executive offices)	(Zip code)

(800) 605-3580

Registrant’s telephone number including area code

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Officers.

On September 9, 2020, the Board of Directors (the “Board”) of Jacksam Corporation (the “Company”) increased the size of the Board from four directors to six directors and appointed Debbie Tibey and Stephen Ashekian as the two new directors (the “New Director”, collectively as the “New Directors”), effective as of September 14, 2020 (the “Effective Date”).

Ms. Tibey is an executive sales leader who has successfully led vertical sales organizations. Ms. Tibey spent 13 years at Ingram Micro, a fortune 200 company where she held various leadership roles in sales and M&A. She ultimately assumed the role of SVP of Sales responsible for $16 Billion revenue. Ms. Tibey then founded and serves as the CEO of Alt Zero, a premium e-liquid manufacturer in the e-cigarette industry, and Royal Earth, a premium CBD manufacturer. She served on the board of directors of Dot Hill Systems, a public company and manufacturer of computer storage devices. She served from 2011 to 2015 until the company was sold to Seagate Technologies. She was also a member of the board of Pomeroy IT Solutions, a public company and system integrator. She served on the board from 2002-2009, leading the company through a successful sale to Platinum Equity.

Mr. Ashekian held Senior Vice President positions at several of the nation's largest investment banks. After 22 years of equity trading career on Wall Street, he retired from the industry in 2005 and co-founded Open Exchange, a virtual conference company for the financial services industry. Mr. Ashekian has been a medical cannabis industry veteran since 2007. He co-founded Valley Agriceuticals in 2014 for the purpose of bringing the benefits of cannabis to the public. Valley Agriceuticals was the recipient of 1 of 10 medical marijuana licenses for New York State. Mr. Ashekian and his partner later sold the company at the highest transaction amount for a single cannabis state license. Mr. Ashekian graduated from Babson College with degrees in both Investments and Finance.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSAM CORPORATION

Dated: September 10, 2020	By:	/s/ Mark Adams
	Name:	Mark Adams
	Title:	Chief Executive Officer

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